Exhibit 10.1

AMENDMENT TO BUSINESS COMBINATION AGREEMENT

This Amendment to Business Combination Agreement (the “Amendment”), dated as of May 31, 2024, by and among, Acri Capital Acquisition Corporation, a Delaware corporation (the “Parent”), Acri Capital Merger Sub I Inc., a Delaware corporation formed to become a wholly-owned subsidiary of the Parent (the “Purchaser”), Acri Capital Merger Sub II Inc., a Delaware corporation formed to become a wholly-owned subsidiary of the Purchaser (“Merger Sub”), and Foxx Development Inc., a Texas for profit corporation (the “Company”). Capitalized terms not otherwise defined in this Amendment shall have the meaning given to them in the Business Combination Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Parent, Purchaser, Merger Sub, and the Company are parties to a certain Business Combination Agreement dated as of February 18, 2024 (the “Business Combination Agreement”);

WHEREAS, in accordance with the terms of Section 12.11 of the Business Combination Agreement, Parent, Purchaser, Merger Sub and the Company desire to amend the Business Combination Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, Purchaser, Merger Sub and the Company agree as follows:

Section 1. Amendments to the Business Combination Agreement.

1.1 Article IX, Section 9.13 of the Business Combination Agreement shall hereby be deleted in its entirety and shall be replaced as follows:

Section 9.13 Lock-Up Agreement and Insider Trading Policy.

(a) On or before the Closing Date, the Purchaser shall enter into a Lock-Up Agreement (each a “Lock-Up Agreement”) with each Pre-Closing Company Stockholder who holds more than 5% of issued and outstanding shares of Company Common Stock immediately prior to the Closing except the Pre-Closing Company Stockholders who hold the Company Common Stock issuable upon the conversion of certain convertible notes of the Company, the Sponsor, and affiliates of the foregoing, in the form of Exhibit D, which shall include, among other provisions, restrictions on transfer of the shares of Purchaser Common Stock issued in connection with the Acquisition Merger hereunder, pursuant to which the shares of Purchaser Common Stock issued to those holders will be subject to certain lock-up after the Closing.

(b) On or before the Closing Date, the Purchaser shall adopt and cause to be effective upon and following the Effective Time, an insider trading policy customary for a public company.

Section 2. Effectiveness of Amendment. Upon the execution and delivery hereof, the Business Combination Agreement shall thereupon be deemed to be amended as set forth herein and with the same effect as if the amendments made hereby were originally set forth in the Business Combination Agreement, and this Amendment and the Business Combination Agreement shall henceforth respectively be read, taken and construed as one and the same instrument, but such amendments shall not operate so as to render invalid or improper any action heretofore taken under the Business Combination Agreement. Upon the effectiveness of this Amendment, each reference in the Business Combination Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import referring to the Business
Combination Agreement shall refer to the Business Combination Agreement as amended by this Amendment.

Section 3. General Provisions.

(a) Miscellaneous. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Amendment may be executed and delivered by facsimile or PDF transmission. The terms of Article XII of the Business Combination Agreement shall apply to this Amendment, as applicable.

(b) Business Combination Agreement in Effect. Except as specifically and explicitly provided for in this Amendment, the Business Combination Agreement shall remain unmodified and in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Parent	ACRI CAPITAL ACQUISITION CORPORATION

	By:	/s/ “Joy” Yi Hua
	Name:	“Joy” Yi Hua
	Title:	Chief Executive Officer

Purchaser	ACRI CAPITAL MERGER SUB I INC.,

	By:	/s/ “Joy” Yi Hua
	Name:	“Joy” Yi Hua
	Title:	Sole Director

Merger Sub	ACRI CAPITAL MERGER SUB II INC.,

	By:	/s/ “Joy” Yi Hua
	Name:	“Joy” Yi Hua
	Title:	Sole Director

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Company	FOXX DEVELOPMENT INC.

	By:	/s/ Greg Foley
	Name:	Greg Foley
	Title:	Chief Executive Officer

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